WISDOMTREE TRUST

All Funds

Supplement dated November 2, 2022

to the currently effective

Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”)
for the June 30 Fiscal Year End ETFs (the “Funds”)

The following information supplements, and should be read in conjunction with, the Funds’ Prospectus and SAI.

All references to WisdomTree, Inc. are hereby replaced with WisdomTree Investments, Inc.

THIS SUPPLEMENT IS EFFECTIVE UNTIL NOVEMBER 7, 2022

WIS-SP-0630-1122